EXHIBIT 32



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




In connection with the Quarterly Report of CDEX Inc. (the "Company") on Form 10-QSB for the quarterly period ended January 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Timothy Shriver, President and Chief Executive Officer (and Chief Accounting and Financial Officer) of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:


(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 26, 2007               /s/ Timothy Shriver
                                    --------------------
                                    Timothy Shriver
                                    President, Chief Executive Officer, and
                                    Chief Accounting and
                                    Financial Officer